SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                        DWS Emerging Markets Equity Fund

The following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The fund is managed by a team of investment professionals who collaborate to implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the fund.

Thomas Gerhardt                           Rainer Vermehren
Managing Director of Deutsche Asset       Director of Deutsche Asset Management
Management and Lead Portfolio manager     and Portfolio Manager of the fund.
of the fund.                               o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management in       in 1997 and the fund in 2009.
   1994 and the fund in 2009.              o Portfolio manager for emerging
 o Head of Emerging Markets Equity:          markets equity: Frankfurt.
   Frankfurt.                              o Joined Deutsche Asset Management
 o Previously worked as assistant            after three years as assistant to
   auditor at KPMG for one year prior        fund manager in Latin American
   to joining Deutsche Asset                 equities at Morgan Stanley, New
   Management.                               York.
 o Master's degree in business             o BA, Towson University; MBA,
   administration (Diplom-Kaufmann),         Fordham University.
   Johann-Wolfgang-Goethe University,
   Frankfurt.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding the accounts managed.


               Please Retain This Supplement for Future Reference





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                                                           Deutsche Bank Group

July 31, 2009
DGINTF2-3600